UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
January 27, 2006
Date of Report (Date of earliest event reported)
ASSOCIATED MATERIALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24956	75-1872487
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
3773 State Road
Cuyahoga Falls, Ohio 44223
(Address of Principal Executive Offices)
(330) 929-1811
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     Associated Materials Incorporated (“AMI”), an indirect wholly-owned subsidiary of AMH Holdings, Inc., will present an overview of AMI’s operations to its lenders by a conference call that will be held on Friday, January 27, 2006 in connection with proposed amendments to AMI’s credit facility, including proposed changes to certain financial covenants contained within the credit facility. A copy of the presentation is attached as Exhibit 99.1 hereto.
     The information furnished in this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
The following exhibit is not filed but is furnished as described above.

Exhibit Number	Description of Document

99.1	Associated Materials Incorporated Lenders’ Presentation dated January 27, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED MATERIALS INCORPORATED
DATE: January 27, 2006	By:	/s/ D. Keith LaVanway
D. Keith LaVanway
Vice President — Finance, Chief Financial Officer, Treasurer and Secretary